United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2009
(Date of Report)

Oregon Gold, Inc.
(Exact name of registrant as specified in its charter)

Oregon	000-32629	98-0408707
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 South Meadows Parkway #20 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

888-257-4193
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

SIGNATURES

 Item 5.01 Changes in Control of Registrant.

                Yinfang Yang (the “Buyer”) acquired control of Oregon Gold, Inc. (the “Registrant”) on August    27, 2009. The Buyer acquired control by purchasing approximately 79.2% of the issued and outstanding shares of common stock of the Registrant directly from Pacific Gold Corporation.

                Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the board of directors of the Registrant (the “Board of Directors”) may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

           Immediately prior to the closing of the Transaction, Mitchell Geisler served as the sole member of the Board of Directors. Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, (1) the Buyer was appointed as a member to the Board of Directors, (2) Mitchell Geisler tendered a resignation from the Board of Directors, and (2) the parties agreed to appoint the Buyer’s nominee, Yinfang Yang, to the Board of Directors at a future date to be determined by the Buyer.

           Pursuant to Item 5.01(a)(8) of Current Report on Form 8-K, the information contained in Items 1, 2 and 3 of Part I; Items 5, 6, 7 and 8 of Part II; and Item 13 of Part III of the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, is hereby incorporated by reference into this Current Report on Form 8-K under Item 5.01 hereof.

Security Ownership of Certain Beneficial Owners and Management

                The following table sets forth certain information, as of August 28, 2009, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

	Amount and
	Nature of
	Beneficial	Percentage of
Name and Address of Beneficial Owner (1)	Ownership	Common Stock(3)

Yinfang Yang (2) 303 Shahe Street, Nanshan District Shenzen City, Guangdong Province China	8,002,389	79.2%

All directors and executive officers as a group (1 person)	8,002,389	79.2%

(1)	Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.
(2)	Ms. Yang is the Chief Executive Officer, Chief Financial Officer, Secretary and Director of the Registrant.
(3)	Based on 10,100,100 shares of Common Stock outstanding.

Change in Control Arrangements

                With the completion of the Transaction, there are currently no arrangements that would result in a change in control of the Registrant.

Directors, Executive Officers, Promoters and Control Persons

                Yinfang Yang, Director, Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Secretary

                Information about Ms. Yang is set forth below in Item 5.02 of this Current Report on Form 8-K under “Appointment of Yinfang Yang to the Board of Directors.”

Executive Compensation

                Shown on the table below is information on the annual and long-term compensation for services rendered to the Registrant in all capacities, for the fiscal years ended December 31, 2007 and December 31, 2008, paid by the Registrant to all individuals serving as the Registrant’s chief executive officer or acting in a similar capacity. During the last completed fiscal year, the Registrant did not pay aggregate compensation to any executive officer in an amount greater than $100,000.

		Annual Compensation				Long Term Compensation
						Restricted		LTIP
					Other Annual	Stock	Options/	payouts	All Other
Name	Title	Year	Salary	Bonus	Compensation	Awarded	SARs (#)	($)	Compensation
Mitchell Geisler	Former President	2008	$0	0	0	0	0	0	0
	CEO, CFO	2007	$0	0	0	0	0	0	0
	Chairman
Yinfang Yang	Current	2008	$0	0	0	0	0	0	0
	CEO, CFO	2007	$0	0	0	0	0	0	0
	Secretary

                To date, no compensation has been awarded to, earned by or paid to Ms. Yang, in her capacity as chief executive officer, chief financial officer, chairman of the board, and Secretary of the Registrant.

Director Compensation

                The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

Certain Relationships and Related Transactions

                There have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

Indemnification of Directors and Officers

                The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of New York.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Yinfang Yang to the Board of Directors

                Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, on August 27, 2009, Yinfang Yang was appointed as a member of the Board of Directors.

                Since January 2008, Ms. Yang has been the Vice General Manager of Yang Shi Jewelry Commerce and Trade Company.  Ms. Yang was the Sales Manager for Yang Shi Jewelry Commerce and Trade Company from July 2003 to December 2007.

           Ms. Yang does not hold any other directorships with reporting companies in the United States. There are no family relationships between Ms. Yang and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Ms. Yang (or any member of her immediate family) had or is to have a direct or indirect material interest.

           Ms. Yang has not, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). Ms. Yang has not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws. Ms. Yang has not, during the last five years, been a party of any bankruptcy petition filed by or against any business of which he was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

               Departure of Mitchell Geisler as President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer

                Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, on August 27, 2009, Mitchell Geisler resigned as the President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer of the Registrant.

           Appointment of Yinfang Yang as Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Secretary

                Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, on August 27, 2009, the Registrant appointed Yinfang Yang as its Chairman, Chief Executive Officer, Chief Financial Officer, and Secretary. There are no employment agreements between the Registrant and Yinfang Yang.  Information about Ms. Yang is set forth above under “Appointment of Yinfang Yang to the Board of Directors.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2009	OREGON GOLD, INC.

/s/ Yinfang Yang
Yinfang Yang
Chief Executive Officer